AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER __, 1999

                                                      REGISTRATION NOS. 333-5039
                                                                        811-7643
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            |X|
                           PRE-EFFECTIVE AMENDMENT NO.

                       POST-EFFECTIVE AMENDMENT NO. 4                        |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE

                       INVESTMENT COMPANY ACT OF 1940                        |X|
                               AMENDMENT NO. 6                               |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                          PHOENIX-ABERDEEN SERIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ------------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS      01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)

                C/O PHOENIX EQUITY PLANNING--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
                               ------------------
                               PAMELA S. SINOFSKY
                            ASSISTANT VICE PRESIDENT
                              AND ASSISTANT COUNSEL
                        PHOENIX INVESTMENT PARTNERS, LTD.
                               56 PROSPECT STREET
                        HARTFORD, CONNECTICUT 06115-0479
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                               ------------------
                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:


  It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
  [ ] on _______________ pursuant to paragraph (b)
  |X| 60 days after filing pursuant to paragraph (a)(i)
  [ ] on pursuant to paragraph (a)(i)
  [ ] 75 days after filing pursuant to paragraph (a)(ii)

  [ ] on         pursuant to paragraph (a)(ii) of Rule 485.
  If appropriate, check the following box:
  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

                                                PHOENIX-ABERDEEN SERIES FUND

                                       CROSS REFERENCE SHEET PURSUANT TO RULE 495(A)
                                              UNDER THE SECURITIES ACT OF 1993
                                                           PART A
                                             INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                           PROSPECTUS CAPTION
-----------------------------                                           ------------------
1.     Front and Back Cover Pages................................       Cover Page, Back Cover Page
2.     Risk/Return Summary: Investments, Risks, Performance......       Investment Risk and Return Summary
3.     Risk/Return Summary: Fee Table............................       Fund Expenses
4.     Investment Objectives, Principal Investment Strategies,
         and Related Risks.......................................       Investment Risk and Return Summary; Investment
                                                                        Strategies; Risks Related to Investment Strategies
5.     Management's Discussion of Fund Performance...............       Performance Tables
6.     Management, Organization, and Capital Structure...........       Management of the Fund
7.     Shareholder Information...................................       Pricing of Fund Shares; Sales Charges; Your
                                                                        Account; How to Buy Shares; How to Sell Shares;
                                                                        Things to Know When Selling Shares; Account
                                                                        Policies; Investor Services; Tax Status of Distributions
8.     Distribution Arrangements.................................       Sales Charges
9.     Financial Highlights Information..........................       Financial Highlights

                                                        PART B
                             INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                           STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                           -------------------------------------------
10.    Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11.    Fund History.............................................        The Fund
12.    Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                        Restrictions
13.    Management of the Fund...................................        Management of the Fund
14.    Control Persons and Principal Holders of Securities......        Management of the Fund
15.    Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                        Distribution Plans; Other Information
16.    Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17.    Capital Stock and Other Securities......................         Other Information
18.    Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                        Account Services; Redemption of Shares; Tax
                                                                        Sheltered Retirement Plans
19.    Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20.    Underwriters.............................................        The Distributor
21.    Calculation of Performance Data..........................        Performance Information
22.    Financial Statements.....................................        Financial Statements

                                     PART C
           INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH
                          UNDER THE APPROPRIATE ITEM,
             SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

       TABLE OF CONTENTS
------------------------------------------------------------------------------
       Phoenix-Aberdeen Global Small Cap Fund
          Investment Risk and Return Summary.............................    1
          Fund Expenses..................................................    5
          Management of the Fund.........................................    6
       Phoenix-Aberdeen New Asia Fund
          Investment Risk and Return Summary.............................    8
          Fund Expenses..................................................   11
          Management of the Fund.........................................   12
       Additional Investment Techniques..................................   14
       Pricing of Fund Shares............................................   16
       Sales Charges.....................................................   17
       Your Account......................................................   19
       How to Buy Shares.................................................   20
       How to Sell Shares................................................   20
       Things You Should Know When Selling Shares........................   21
       Account Policies..................................................   22
       Investor Services.................................................   23
       Tax Status of Distributions.......................................   24
       Financial Highlights..............................................   25
       Additional Information............................................   28


[diamond] Phoenix-
          Aberdeen
          Series
          Fund

PHOENIX-ABERDEEN SMALL CAP FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix-Aberdeen Global Small Cap Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES

[arrow] Under normal circumstances, the fund intends to invest at least 65% of its total assets in U.S. and foreign (non-U.S.) equity securities, primarily common stocks, of small and medium size companies.

[arrow] Under normal circumstance, at least 65% of the fund's net assets will be invested in three different countries at any one time.

[arrow] The adviser's process begins by selecting the amount of assets to allocate to countries and geographic regions for investment based on the following factors:

          [bullet] prospects for relative economic growth among U.S. and foreign countries;

          [bullet] expected levels of inflation;

          [bullet] governmental policies influencing business decisions;

          [bullet] relative price levels of the various capital markets;

          [bullet] the outlook for currency relationships; and

          [bullet] the range of individual investment opportunities available.

[arrow] Within the designated country allocations, the adviser will use primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength. The small and mid-cap companies selected will generally have capitalizations of $750 million at the time of acquisition.

Temporary Investment Strategy: During adverse economic or market conditions, any part of the fund's assets may be held in cash or money market instruments, including but not limited to, U.S. government obligations maturing within one year from the date of purchase. When this happens, the fund may not achieve its investment objective.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


                                        Phoenix-Aberdeen Global Small Cap Fund 1

PRINCIPAL RISKS

If you invest in this fund, you risk that you may lose your investment.


GENERAL

The value of the fund's investments that support your share value can decrease as well as increase. If between the time that you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. Investment values can decrease for a number of reasons including changes in the overall economy and changes in specific countries or companies in which the fund invests. As a result, the value of your shares may decrease as well.


FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

          [bullet] less publicly available information about foreign countries;

          [bullet] political and economic instability within countries;

          [bullet] differences in financial reporting standards and transaction settlement systems;

          [bullet] the possibility of expropriation or confiscatory taxation;
                   and

          [bullet] changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


SMALL AND MEDIUM CAPITALIZATIONS

Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Small capitalization companies may be affected to a greater extent to changes in economic conditions and conditions in particular industries, are subject to varying patterns of trading volume and may, at times, be more difficult to sell. Focusing fund investments in small and medium companies may also subject the fund to greater risks then a fund that invests in a broad range of securities that do not have the potential to appreciate and companies with small and medium capitalizations may find it more difficult to raise capital.


2 Phoenix-Aberdeen Global Small Cap Fund

IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS


The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.



PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen Global Small Cap Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

          CALENDAR YEAR                      ANNUAL RETURN (%)
              1997                                  -2.65
              1998                                   1.38

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 15.44% (quarter ending December 31, 1998) and the lowest return for a quarter was (21.78)% (quarter ending September 30, 1998). Year-to-date performance (through June 30, 1999) is 12.92%.


                                        Phoenix-Aberdeen Global Small Cap Fund 3

------------------------------------------------------------------------------------------
   Average Annual Total Returns
   (for the periods ending 12/31/98)(1)                 One Year       Life of the Fund(2)
------------------------------------------------------------------------------------------
   Class A Shares                                        -3.43%               -0.36%
------------------------------------------------------------------------------------------
   Class B Shares                                        -2.97%               -0.08%
------------------------------------------------------------------------------------------
   Morgan Stanley Capital International All
   Country Asia Pacific (except Japan) Index(3)           ___%                 ___%
------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Since September 4, 1996.

(3) Morgan Stanley Capital International All Country Asia Pacific (except Japan) Index is an unmanaged, commonly used measure of stock performance in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.


4 Phoenix-Aberdeen Global Small Cap Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       4.75%                     None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     5% (b)
Maximum Sales Charge (load) Imposed on Reinvested                                             None
Dividends                                                           None
Redemption Fee                                                      None                      None
Exchange Fee                                                        None                      None

                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.85%                    0.85%
Distribution and Service (12b-1) Fees (c)                           0.25%                    1.00%
Other Expenses                                                      1.26%                    1.26%
                                                                    ----                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES (a)                            2.36%                    3.11%
                                                                    ====                     ====

----------------

(a) The Fund's investment adviser has agreed to reimburse through December 31, 1999, other operating expenses to the extent that such expenses exceed 1.00% for each Class of Shares. Actual Total Annual Operating Expenses for the Fund, after expenses reimbursed, are 2.10% for Class A Shares and 2.85% for Class B. Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                        Phoenix-Aberdeen Global Small Cap Fund 5

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $703                 $1,176                 $1,676                $3,043
-----------------------------------------------------------------------------------------------------------------
   Class B                      $714                 $1,160                 $1,630                $3,247
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $314                  $ 960                 $1,630                $3,247
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
THE ADVISERS

Phoenix-Aberdeen Investment Advisors, LLC, (the "PAIA") is the investment adviser to the fund and is located at One American Row, Hartford, Connecticut. PAIA is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of December 31, 1998, PAIA has assets under management of $__ million.

Phoenix Investment Counsel, Inc. ("Phoenix"), the domestic subadviser to the fund, is located at 56 Prospect Street, Hartford, Connecticut and has acted as an investment adviser for over sixty years. Phoenix acts as the investment adviser for 15 mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management.

Aberdeen Fund Managers, Inc. ("AFM"), the foreign subadviser to the fund, is located at One Financial Plaza, Suite 2210, 100 S.E. Third Avenue, Fort Lauderdale, FL 33394. AFM is a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust plc). As of December 31, 1998, AFM had $__ billion in assets under management.

Subject to the direction of the fund's Board of Trustees, the adviser is responsible for managing the fund's investment program and the general operations of the funds. As


6 Phoenix-Aberdeen Global Small Cap Fund compensation for its services to each fund, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of each fund. The adviser delegates certain investment decisions and functions to the subadviser.

For providing cash management and other services to each fund as needed, the adviser pays a monthly fee to Phoenix equivalent to 0.15% of the average aggregate daily net asset value of each fund. For providing advisory services with respect to the funds assets allocated from time to time by the adviser, the adviser pays a fee to Phoenix equivalent to 0.40% of the average daily net asset value of the assets of each fund so allocated.

For implementing certain portfolio transactions and providing research and other services to each fund, the adviser also pays a monthly subadvisory fee to AFM equivalent to 0.40% of the average aggregate daily net asset value of the New Asia fund and 0.40% of the average daily net asset value of such assets of the Global fund allocated to it by the adviser for management.

During the fund's last fiscal year, the fund paid total management fees of $202,386.


PORTFOLIO MANAGEMENT

The Global Fund is managed by an investment committee which is primarily responsible for the day-to-day management of the portfolio.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon its assessments, Phoenix determined that it would be required to modify or replace portions of its software so that its computer systems would properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. However, if the problem is not fully addressed, the fund may be negatively impacted.

Phoenix is utilizing both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. As of June 30, 1999, Phoenix mission-critical systems have been upgraded and tested for Year 2000 compliance. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


                                        Phoenix-Aberdeen Global Small Cap Fund 7

PHOENIX-ABERDEEN NEW ASIA FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Phoenix-Aberdeen New Asia Fund has an investment objective of capital appreciation. There is no guarantee that the fund will meet its objective.


PRINCIPAL INVESTMENT STRATEGIES

[arrow] Under normal circumstances, the fund intends to invest at least 65% of its total assets in equity securities, primarily common stocks, of issuers located in at least three different countries throughout Asia, other than Japan.

[arrow] Primarily, investments will be in countries that have more established markets in regions of Asian countries. The adviser's process begins by selecting the amount of assets to allocate to countries and geographic regions for investment based on the following factors:

          [bullet] prospects for relative economic growth among Asian countries;

          [bullet] expected levels of inflation;

          [bullet] governmental policies influencing business decisions;

          [bullet] relative price levels of the various capital markets;

          [bullet] the outlook for currency relationships; and

          [bullet] the range of individual investment opportunities available.

[arrow] Within the designated country allocations, the adviser will use primary research to select individual securities based upon factors such as: industry growth, management strength and treatment of minority shareholders, financial soundness, market share, company valuation and earnings strength.

Temporary Investment Strategy: Under abnormal market or economic conditions, the fund may invest up to 100% of its assets in domestic (U.S.) and foreign (non U.S.) short-term money market instruments, including but not limited to, government obligations, certificates of deposit, commercial paper, short-term corporate debt securities and repurchase agreements. When this happens, the fund may not achieve its investment objective


PRINCIPAL RISKS

If you invest in this fund, you risk that you may lose your investment.


8 Phoenix-Aberdeen New Asia Fund

GENERAL

The value of the fund's investments that support your share value can decrease as well as increase. If between the time that you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money. Investment values can decrease for a number of reasons including changes in the overall economy and changes in specific countries or companies in which the fund invests. As a result, the value of your shares may decrease as well.


FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

       [bullet] less publicly available information about foreign countries;

       [bullet] political and economic instability within countries;

       [bullet] differences in financial reporting standards and transaction settlement systems;

       [bullet] the possibility of expropriation or confiscatory taxation; and

       [bullet] changes in investment or exchange regulations.

Some investments may be made in currencies other than U.S. dollars that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.


IMPACT OF THE YEAR 2000 ISSUE ON FUND INVESTMENTS

The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the fund does not "fix" its Year 2000 issue it is possible that its operations and financial results would be hurt. Also the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the fund.


                                                Phoenix-Aberdeen New Asia Fund 9

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix-Aberdeen New Asia Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year.(1) The table below shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

          CALENDAR YEAR                      ANNUAL RETURN (%)
              1997                                 -32.91
              1998                                  -2.05

(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 28.64% (quarter ending June 30, 1999) and the lowest return for a quarter was (25.07)% (quarter ending December 31, 1997). Year-to-date performance (through June 30, 1999) is 33.60%.

------------------------------------------------------------------------------------------
Average Annual Total Returns
(for the periods ending 12/31/98)(1)                    One Year       Life of the Fund(2)
------------------------------------------------------------------------------------------
Class A Shares                                            -6.7%              -17.98%
------------------------------------------------------------------------------------------
Class B Shares                                            -6.32%             -17.84%
------------------------------------------------------------------------------------------
Morgan Stanley Capital International All
Country Asia Pacific (except Japan) Index(3)               ___%              ___%
------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Since September 4, 1996.

(3) Morgan Stanley Capital International All Country Asia Pacific (except Japan) Index is an unmanaged, commonly used measure of stock performance in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.


10 Phoenix-Aberdeen New Asia Fund

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                       4.75%                     None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     5% (b)
Maximum Sales Charge (load) Imposed on Reinvested                                             None
Dividends                                                           None
Redemption Fee                                                      None                      None
Exchange Fee                                                        None                      None

                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)
Management Fees                                                     0.85%                    0.85%
Distribution and Service (12b-1) Fees (c)                           0.25%                    1.00%
Other Expenses                                                      2.10%                    2.10%
                                                                    ----                     ----
TOTAL ANNUAL FUND OPERATING EXPENSES (a)                            3.20%                    3.95%
                                                                    ====                     ====

----------

(a) The Fund's investment adviser has agreed to reimburse through December 31, 1999, other operating expenses to the extent that such expenses exceed 1.00% for each Class of Shares. Actual Total Annual Operating Expenses for the Fund, after expenses reimbursed, are 2.10% for Class A Shares and 2.85% for Class B Shares.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                               Phoenix-Aberdeen New Asia Fund 11

-----------------------------------------------------------------------------------------------------------------
   CLASS                                    1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                                   $783             $1,414             $2,069             $3,812
-----------------------------------------------------------------------------------------------------------------
   Class B                                   $797             $1,404             $2,028             $4,004
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                                    1 YEAR            3 YEARS            5 YEARS           10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                                   $397             $1,204             $2,028             $4,004
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses would be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's investment adviser. Refer to the section "Management of the Fund" for information about expense reimbursement.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISERS

Phoenix-Aberdeen Investment Advisors, LLC, (the "PAIA") is the investment adviser to the fund and is located at One American Row, Hartford, Connecticut. PAIA is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management PLC. As of December 31, 1998, PAIA has assets under management of $__ million.

Phoenix Investment Counsel, Inc. ("Phoenix"), the domestic subadviser to the fund, is located at 56 Prospect Street, Hartford, Connecticut and has acted as an investment adviser for over sixty years. Phoenix acts as the investment adviser for 15 mutual funds, as subadviser to three mutual funds and as adviser to institutional clients. As of December 31, 1998, PIC had $23.9 billion in assets under management.

Aberdeen Fund Managers, Inc. ("AFM"), the foreign subadviser to the fund, is located at One Financial Plaza, Suite 2210, 100 S.E. Third Avenue, Fort Lauderdale, FL 33394. AFM is a wholly-owned subsidiary of Aberdeen Asset Management PLC (previously known as Aberdeen Trust plc). As of December 31, 1998, AFM had $__ billion in assets under management.

Subject to the direction of the fund's Board of Trustees, the adviser is responsible for managing the fund's investment program and the general operations of the funds. As


12 Phoenix-Aberdeen New Asia Fund
compensation for its services to each fund, the adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the average daily net assets of each fund. The adviser delegates certain investment decisions and functions to the subadviser.

For providing cash management and other services to each fund as needed, the adviser pays a monthly fee to Phoenix equivalent to 0.15% of the average aggregate daily net asset value of each fund. For providing advisory services with respect to the funds assets allocated from time to time by the adviser, the adviser pays a fee to Phoenix equivalent to 0.40% of the average daily net asset value of the assets of each fund so allocated.

For implementing certain portfolio transactions and providing research and other services to each fund, the adviser also pays a monthly subadvisory fee to AFM equivalent to 0.40% of the average aggregate daily net asset value of the New Asia fund and 0.40% of the average daily net asset value of such assets of the Global fund allocated to it by the adviser for management.

During the fund's last fiscal year, the fund paid total management fees of $84,293.


PORTFOLIO MANAGEMENT

Hugh Young is the portfolio manager of the New Asia Fund and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Young has been employed as an investment director for Aberdeen Asset Management Asia Ltd. since 1988. He is also Senior Vice President and Portfolio Manager for the Aberdeen New Asia Series of the Phoenix Edge Series Fund.


IMPACT OF THE YEAR 2000 ISSUE ON FUND OPERATIONS

The Trustees have directed management to ensure that the systems used by service providers (Phoenix and its affiliates) in support of the funds' operations be assessed and brought into Year 2000 compliance. Based upon its assessments, Phoenix determined that it would be required to modify or replace portions of its software so that its computer systems would properly utilize dates beyond December 31, 1999. Phoenix management believes that the majority of these systems are already Year 2000 compliant. Phoenix believes that with modifications to existing software and conversions to new software, the Year 2000 issue will be mitigated. However, if the problem is not fully addressed, the fund may be negatively impacted.

Phoenix is utilizing both internal and external resources to reprogram, or replace, and test the software for Year 2000 modifications. As of June 30, 1999, Phoenix mission-critical systems have been upgraded and tested for Year 2000 compliance. The total cost to become Year 2000 compliant is not an expense of the fund and is not expected to have a material impact on the operating results of Phoenix.


                                               Phoenix-Aberdeen New Asia Fund 13

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks, Phoenix-Aberdeen New Asia Fund and Phoenix-Aberdeen Global Small Cap Fund each may engage in the following investment techniques:


OTHER EQUITY SECURITIES

The funds may invest in preferred stocks, warrants and securities convertible into common stocks. Preferred stocks may not fully participate in dividends and convertible securities may have higher yields than common stocks but lower yields than comparable non-convertible securities.


EMERGING MARKET INVESTING

The funds may invest in countries with markets that are not fully developed, so called "emerging market countries". Risks associated with foreign investments may be intensified in emerging market countries and, such countries and companies doing business in such countries, may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.


MUTUAL FUND INVESTING

The funds may invest in other mutual funds in order to take advantage of investment opportunities in certain countries where the funds otherwise would not have been able to invest. The assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bears.


DEPOSITORY RECEIPTS

The funds may invest in American Depository Receipts (ADRs) and European Depository Receipts (EDRs). While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign issuers. ADRs which are not sponsored by U.S. Banks and EDRs are subject to the same investment risks as foreign securities.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The funds may invest up to 15% of its total assets in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.


14 Phoenix-Aberdeen Series Fund

REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents a risk to the fund.


SECURITIES LENDING

The funds may lend up to 25% of its total assets at market value to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.


FINANCIAL FUTURES AND RELATED OPTIONS

The funds may use financial futures contracts and related options for hedging purposes. Futures and options involve market risk in excess of their value and may not be as liquid as other securities.


ILLIQUID SECURITIES

The funds may invest up to 15% of its net assets in illiquid securities. The inability of the funds to dispose of such securities in a timely manner and at a fair price at a time when it might be necessary or advantageous to do so may harm the funds.


CONVERTIBLE SECURITIES

Each of the funds may invest in convertible securities. Convertible securities have several unique investment characteristics, such as:

          [bullet] higher yields than common stocks but lower yields than comparable nonconvertible securities;

          [bullet] typically less fluctuation in value than the "underlying" common stock, that is, the common stock that the investor receives if he converts; and

          [bullet] the potential for capital appreciation if the market price of the underlying common stock increases.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.



                                                 Phoenix-Aberdeen Series Fund 15

PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

          [bullet] adding the values of all securities and other assets of the fund,

          [bullet] subtracting liabilities, and

          [bullet] dividing by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. Trading of securities held by the fund in foreign markets may negatively or positively impact the value of such securities on days when the fund neither trades securities nor calculates its net asset values (i.e., weekends and certain holidays).


AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in


16 Phoenix-Aberdeen Series Fund
full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers two classes of shares of each fund. Each class of shares has different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than any other class.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first 5 years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B and Class C Shares" below. This charge declines to 0% over a period of 5 years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


                                                 Phoenix-Aberdeen Series Fund 17

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase (see "Class A Shares--Reduced Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information). Shares purchased based on the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                    SALES CHARGE AS
                                                    A PERCENTAGE OF
                                        ----------------------------------------
AMOUNT OF                                                               NET
TRANSACTION                                OFFERING                   AMOUNT
AT OFFERING PRICE                           PRICE                    INVESTED
--------------------------------------------------------------------------------
Under $50,000                                4.75%                     4.99%
$50,000 but under $100,000                   4.50                      4.71
$100,000 but under $250,000                  3.50                      3.63
$250,000 but under $500,000                  3.00                      3.09
$500,000 but under $1,000,000                2.00                      2.04
$1,000,000 or more                           None                      None


DEFERRED SALES CHARGE ALTERNATIVE--CLASS B

Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gains distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the amount of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

YEAR         1           2            3           4             5             6+
--------------------------------------------------------------------------------
CDSC         5%          4%           3%          2%            2%            0%


18 Phoenix-Aberdeen Series Fund

YOUR ACCOUNT
--------------------------------------------------------------------------------
OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

          [bullet] $25 for individual retirement accounts, or accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

          [bullet] There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

          [bullet] $500 for all other accounts.

Minimum ADDITIONAL investments:

          [bullet] $25 for any account.

          [bullet] There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.


STEP 2.


Your second choice will be what class of shares to buy. The fund offers two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

          [bullet] Receive both dividends and capital gain distributions in additional shares;

          [bullet] Receive dividends in additional shares and capital gain distributions in cash;


                                                 Phoenix-Aberdeen Series Fund 19

          [bullet] Receive dividends in cash and capital gain distributions in additional shares; or

          [bullet] Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     TO OPEN AN ACCOUNT
-----------------------------------------------------------------------------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may charge a fee.
-----------------------------------------------------------------------------------------------------------------
 Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301.
-----------------------------------------------------------------------------------------------------------------
 By Federal Funds wire               Call us at (800)243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------------------
 Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                     66 Brooks Drive, Braintree, MA 02184.
-----------------------------------------------------------------------------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                     P.O. Box 8301, Boston, MA 02266-8301.
-----------------------------------------------------------------------------------------------------------------
 By telephone exchange               Call us at (800)243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


20 Phoenix-Aberdeen Series Fund

-----------------------------------------------------------------------------------------------------------------
                                     TO SELL SHARES
-----------------------------------------------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee.
-----------------------------------------------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number.
-----------------------------------------------------------------------------------------------------------------
By telephone                         For sales up to $50,000 requests can be made by calling (800)243-1574.
-----------------------------------------------------------------------------------------------------------------
By telephone exchange                Call us at (800)243-1574 (press 1, then 0).
-----------------------------------------------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------

You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL

[arrow] If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

          Send a clear letter of instructions if all of these apply:

          [bullet] The proceeds do not exceed $50,000.

          [bullet] The proceeds are payable to the registered owner at the address on record.


                                                 Phoenix-Aberdeen Series Fund 21

          Send a clear letter of instructions with a signature guarantee when any of these apply:

          [bullet] You are selling more than $50,000 worth of shares.

          [bullet] The name or address on the account has changed within the last 60 days.

          [bullet] You want the proceeds to go to a different name or address than on the account.

[arrow] If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE

For 180 days after you sell your Class A or Class B Shares, you can purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800)243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


22 Phoenix-Aberdeen Series Fund

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your account balance is less than $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.


EXCHANGE PRIVILEGES

You should read the prospectus carefully before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at
(800)243-4361 or accessing our Web site at www.phoenixinvestments.com.

          [bullet] You may exchange shares for another fund in the same class of shares; e.g., Class A for Class A.

          [bullet] Exchanges may be made by phone ((800)243-1574) or by mail
                   (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

          [bullet] The amount of the exchange must be equal to or greater than the minimum initial investment required.

          [bullet] The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

          [bullet] Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800)243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------
INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your


                                                 Phoenix-Aberdeen Series Fund 23
mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through Automated Clearing House (ACH) to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.


TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income at intervals stated on the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
   FUND                                  DIVIDEND PAID
--------------------------------------------------------------------------------
   Global Small Cap Fund                  Semiannually
--------------------------------------------------------------------------------
   New Asia Fund                          Semiannually
--------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gains distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.


24 Phoenix-Aberdeen Series Fund

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the funds' financial performance for the life of the funds. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.


PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                                                  CLASS A
                                                                   -----------------------------------------
                                                                                             FROM INCEPTION
                                                                   YEAR ENDED JULY 31,          9/4/96 TO
                                                                  1999            1998           7/31/97
                                                                  ----            ----           -------
Net asset value, beginning of period                             $10.11           $11.08          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                   (0.04)(4)(5)     (0.07)(4)(5)    (0.03)(4)(5)
   Net realized and unrealized gain (loss)                         0.52             0.14            1.11
                                                                 ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                              0.48             0.07            1.08
                                                                 ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                              (0.27)           (0.89)             --
   In excess of net realized gains                                (0.36)              --              --
   In excess of net investment income                                --            (0.15)             --
                                                                 ------           ------          ------
     TOTAL DISTRIBUTIONS                                          (0.63)           (1.04)             --
                                                                 ------           ------          ------
Change in net asset value                                         (0.15)           (0.97)           1.08
                                                                 ------           ------          ------
NET ASSET VALUE, END OF PERIOD                                   $ 9.96           $10.11          $11.08
                                                                 ======           ======          ======
Total return(1)                                                    5.99%            1.86%          10.80%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                        $14,626          $17,781         $23,874
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                              2.10%            2.10%           2.10%(2)
   Net investment income (loss)                                   (0.50)           (0.65)%         (0.32)%(2)
Portfolio turnover                                                   81%             212%            162%(3)

----------
(1)Maximum sales charges are not reflected in the total return calculation.
(2)Annualized.
(3)Not annualized.
(4)Computed using average shares outstanding.
(5)Includes reimbursement of operating expenses by investment advisor of $0.02, $0.03 and $0.05, respectively.
(6)Includes reimbursement of operating expenses by investment advisor of $0.02, $0.03 and $0.05, respectively.


                                                 Phoenix-Aberdeen Series Fund 25

FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------

PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                                                                  CLASS B
                                                                 ----------------------------------------------
                                                                                             FROM INCEPTION
                                                                   YEAR ENDED JULY 31,          9/4/96 TO
                                                                  1999            1998           7/31/97
                                                                  ----            ----           -------
Net asset value, beginning of period                             $10.00           $11.00          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                   (0.11)(4)(6)     (0.14)(4)(6)    (0.10)(4)(6)
   Net realized and unrealized gain (loss)                         0.51             0.14            1.10
                                                                 ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                              0.40               --            1.00
                                                                 ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                              (0.27)           (0.89)             --
   In excess of net realized gains                                (0.36)              --              --
   In excess of net investment income                                --            (0.11)             --
                                                                 ------           ------          ------
     TOTAL DISTRIBUTIONS                                          (0.63)           (1.00)             --
                                                                 ------           ------          ------
Change in net asset value                                         (0.23)           (1.00)           1.00
                                                                 ------           ------          ------
NET ASSET VALUE, END OF PERIOD                                   $ 9.77           $10.00          $11.00
                                                                 ======           ======          ======
Total return(1)                                                    5.22%            1.12%          10.00%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $8,673          $12,123         $17,658
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                              2.85%            2.85%           2.85%(2)
   Net investment income (loss)                                   (1.26)%          (1.40)%         (1.07)%(2)
Portfolio turnover                                                   81%             212%            162%(3)

----------------
(1)Maximum sales charges are not reflected in the total return calculation.
(2)Annualized.
(3)Not annualized.
(4)Computed using average shares outstanding.
(5)Includes reimbursement of operating expenses by investment advisor of $0.02, $0.03 and $0.05, respectively
(6)Includes reimbursement of operating expenses by investment advisor of $0.02, $0.03 and $0.05, respectively

                                                                                  CLASS A
                                                                 ----------------------------------------------
                                                                                             FROM INCEPTION
                                                                   YEAR ENDED JULY 31,          9/4/96 TO
                                                                  1999            1998           7/31/97
                                                                  ----            ----           -------
Net asset value, beginning of period                             $ 5.45           $10.44          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    0.07(4)(5)      (0.06)(4)(5)    (0.09)(4)(5)(7)
   Net realized and unrealized gain (loss)                         2.78            (4.75)           0.41
                                                                 ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                              2.85            (4.69)           0.50
                                                                 ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                           (0.01)           (0.10)          (0.06)
   In excess of net investment income                             (0.06)           (0.20)             --
                                                                 ------           ------          ------
     TOTAL DISTRIBUTIONS                                          (0.07)           (0.30)          (0.06)
                                                                 ------           ------          ------
Change in net asset value                                          2.78            (4.99)           0.44
                                                                 ------           ------          ------
NET ASSET VALUE, END OF PERIOD                                   $ 8.23           $ 5.45          $10.44
                                                                 ======           ======          ======
Total return(1)                                                   52.94%          (45.29)%          4.98%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $9,068           $6,352         $13,355
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                              2.10%            2.10%           2.10%(2)
   Net investment income                                           1.03%            0.89%           0.95%(2)
Portfolio turnover                                                   38%              44%              9%(3)

----------------
(1)Maximum sales charges are not reflected in the total return calculation.
(2)Annualized.
(3)Not annualized.
(4)Computed using average shares outstanding.
(5)Includes reimbursement of operating expenses by investment advisor of $0.07, $0.10 and $0.15, respectively
(6)Includes reimbursement of operating expenses by investment advisor of $0.07, $0.10 and $0.15, respectively
(7)1997 distributions were made in accordance with the prospectus;
   however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions


26 Phoenix-Aberdeen New Asia Series

FINANCIAL HIGHLIGHTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------

PHOENIX-ABERDEEN NEW ASIA SERIES

                                                                                  CLASS B
                                                                 ----------------------------------------------
                                                                                             FROM INCEPTION
                                                                   YEAR ENDED JULY 31,          9/4/96 TO
                                                                  1999            1998           7/31/97
                                                                  ----            ----           -------
Net asset value, beginning of period                             $ 5.40           $10.39          $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                    0.02(4)(6)       0.01(4)(6)      0.01(4)(6)(7)
   Net realized and unrealized gain (loss)                         2.75            (4.73)           0.43
                                                                 ------           ------          ------
     TOTAL FROM INVESTMENT OPERATIONS                              2.77            (4.72)           0.44
                                                                 ------           ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income                              --            (0.09)          (0.05)
   In excess of net investment income                             (0.04)           (0.18)             --
                                                                 ------           ------          ------
     TOTAL DISTRIBUTIONS                                          (0.04)           (0.27)          (0.05)
                                                                 ------           ------          ------
Change in net asset value                                          2.73            (4.99)           0.39
                                                                 ------           ------          ------
NET ASSET VALUE, END OF PERIOD                                   $ 8.13           $ 5.40          $10.39
                                                                 ======           ======          ======

Total return(1)                                                   51.68%          (45.83)%          4.37%(3)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $3,481           $2,756          $6,416
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                              2.85%            2.85%           2.85%(2)
   Net investment income                                           0.03%            0.18%           0.06%(2)
Portfolio turnover                                                   38%              44%              9%(3)

----------------
(1)Maximum sales charges are not reflected in the total return calculation.
(2)Annualized.
(3)Not annualized.
(4)Computed using average shares outstanding.
(5)Includes reimbursement of operating expenses by investment advisor of $0.07, $0.10 and $0.15, respectively.
(6)Includes reimbursement of operating expenses by investment advisor of $0.07, $0.10 and $0.15, respectively.
(7)1997 distributions were made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.


                                                 Phoenix-Aberdeen Series Fund 27

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION

The fund has filed a Statement of Additional Information about the fund, dated November 26, 1999, with the Securities and Exchange Commission. The Statement contains more detailed information about the fund. It is incorporated into this prospectus by reference and is legally part of the prospectus. You may obtain a free copy of the Statement:

[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]   by calling (800) 243-4361.

You may also obtain information about the fund from the Securities and Exchange
Commission:

[arrow]   through its internet site (http://www.sec.gov),

[arrow]   by visiting its Public Reference Room in Washington, DC or

[arrow] by writing to its Public Reference Section, Washington, DC 20549-6009 (a fee may be charged).

Information about the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.


SHAREHOLDER REPORTS

The fund semiannually mails to its shareholders detailed reports containing information about the fund's investments. The fund's Annual Report contains a detailed discussion of the market conditions and investment strategies that significantly affected the fund's performance from August 1 through July 31. You may request a free copy of the fund's Annual and Semiannual Reports:

[arrow] by writing to Phoenix Equity Planning Corporation, 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200 or

[arrow]   by calling (800) 243-4361.

                        CUSTOMER SERVICE: (800) 243-1574
                            MARKETING: (800) 243-4361
                        TELEPHONE ORDERS: (800) 367-5877
                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

SEC File Nos. 333-5039 and 811-7643


28 Phoenix-Aberdeen Series Fund

                         PHOENIX-ABERDEEN NEW ASIA FUND

                     PHOENIX-ABERDEEN GLOBAL SMALL CAP FUND

                                101 Munson Street

                              Greenfield, MA 01301

                       Statement of Additional Information


                                November 26, 1999

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix-Aberdeen Series Fund (the "Trust"), dated November 26, 1999, and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning" or the "Distributor") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                                TABLE OF CONTENTS

                                                                        PAGE


THE TRUST...............................................................   1
INVESTMENT OBJECTIVES AND POLICIES......................................   1
INVESTMENT RESTRICTIONS.................................................   1
INVESTMENT TECHNIQUES...................................................   2
PERFORMANCE INFORMATION ................................................   7
PORTFOLIO TRANSACTIONS AND BROKERAGE....................................   8
SERVICES OF THE ADVISERS................................................   9
SERVICES OF THE ADMINISTRATOR...........................................  11
NET ASSET VALUE.........................................................  11
HOW TO BUY SHARES.......................................................  11
ALTERNATIVE PURCHASE ARRANGEMENTS.......................................  12
INVESTOR ACCOUNT SERVICES...............................................  14
HOW TO REDEEM SHARES....................................................  15
DIVIDENDS, DISTRIBUTIONS AND TAXES......................................  16
TAX SHELTERED RETIREMENT PLANS..........................................  18
THE DISTRIBUTOR.........................................................  18
DISTRIBUTION PLANS......................................................  20
MANAGEMENT OF THE TRUST ................................................  21
TRUSTEES AND OFFICERS...................................................  21
ADDITIONAL INFORMATION..................................................  28


Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877

                 Telecommunications Device (TTY): (800) 243-1926


PXP 147B (11/99)

                                    THE TRUST

   Phoenix-Aberdeen Series Fund (the "Trust") is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated May 31, 1996 (the "Declaration of Trust"). The Declaration of Trust authorizes the assets and shares of the Funds to be divided into two Funds (the "Funds"). Each Fund has a different investment objective, invests primarily in certain types of securities, and is designed to meet different investment needs. In many respects, each Fund operates as if it were a separate mutual fund. The Funds' Prospectus describes the investment objectives of each Fund. The following discussion supplements the description of each Fund's investment policies and investment techniques in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES


   The investment objectives and policies of each Fund are described in the "Investment Objectives" and "Principal Investment Strategies" sections of the Prospectus. The following discussion supplements the "Investment Risks and Return Summary" section of the Prospectus.


                             INVESTMENT RESTRICTIONS


FUNDAMENTAL RESTRICTIONS

   The Funds' fundamental policies as they affect any Fund cannot be changed without the approval vote of a majority of the outstanding shares of such Fund, which is the lesser of (i) 67% or more of the voting securities of such Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

   The following investment restrictions are fundamental policies of the Funds with respect to all Funds and may not be changed except as described above. The Funds may not:

   1. Purchase for any Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Fund's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Fund or by all Funds of the Trust in the aggregate.

   2. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

   3. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

   4. Make short sales of securities or maintain a short position unless against-the-box or unless at the time of sale the Fund owns an equal amount of such securities.

   5. Make cash loans, except that the Funds may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 15% of any Fund's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

   6. Make securities loans, except that the Funds may make loans of the portfolio securities of any Fund, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund.

   7. Make investments in real estate (including real estate limited partnerships) or commodities or commodity contracts, although (i) the Funds may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Fund may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options would not exceed in the aggregate 5% of such Fund's total assets.

   8. Invest in oil, gas or other mineral leases or exploration or development programs, although the Funds may purchase securities of issuers which engage in whole or in part in such activities.

   9. Invest in puts, calls, straddles and any combination thereof, except that any Fund may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

   10. Purchase securities of companies for the purpose of exercising management or control.

   11. Participate in a joint or joint and several trading account in securities.

   12. Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser(s), owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.

   13. Borrow money, except that the Funds may (i) borrow money for any Fund for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Fund and (ii) borrow money for any Fund for investment purposes, provided that any such borrowing for investment purposes with respect to any such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 33 1/3% of the value of the total assets (taken at market value) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made. No Fund may invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund. Borrowing for investment purposes has not been authorized for any Fund whose shares are offered by the Funds.

   14. Pledge, mortgage or hypothecate the assets of any Fund to an extent greater than 10% of the total assets (taken at market value) of such Fund to secure borrowings made pursuant to the provisions of item 13 above.

   15. Issue senior securities, as defined in the 1940 Act, provided, however, that such Fund may secure borrowings made pursuant to the provisions of item 13 above; and provided, further, that such Fund's obligations under interest-rate swaps, reverse repurchase agreements, when issued, delayed-delivery and forward-commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; such Fund may not pledge its assets other than to secure such issuances of senior securities or such borrowings or in connection with hedging transactions, short sales, when-issued and forward-commitment transactions and similar investment strategies; for purposes of this restriction, the term "total assets" includes the proceeds of senior securities issued but is reduced by any liabilities and indebtedness not constituting senior securities or excluded from treatment as senior securities by this restriction.

   16. Purchase securities of other investment companies, except that a Fund may make such purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than customary broker's commissions), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities and (ii) not more than 3% of the stock of another investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.


   17. Invest in amounts greater than 25% of a Fund's assets in a particular "industry."


   The Funds may purchase illiquid securities, including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) not deemed to be liquid, but such securities will not constitute more than 15% of each Fund's net assets.

   The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.

   For the Global Small Cap Fund, industry classifications are established by reference to the Directory of Companies Filing Annual Reports published by the SEC.


                              INVESTMENT TECHNIQUES

   Each Fund may utilize the following practices or techniques in pursuing its investment objectives.

REPURCHASE AGREEMENTS
   Repurchase Agreements are agreements by which the Funds purchase a security and obtain a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Funds maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

LENDING PORTFOLIO SECURITIES
   In order to increase its return on investments, the Fund(s) may make loans of its portfolio securities, as long as the market value of the loaned securities does not exceed 25% of the market or other fair value of that Fund's net assets. Loans of portfolio securities will always be fully collateralized by cash, U.S. Government Securities or other high quality debt securities at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered by the Adviser to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

FOREIGN SECURITIES
   Each of the Funds may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total assets of each Fund (provided, however, the Theme Fund may invest up to 35% of its total assets in the securities of foreign issuers). Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

   Many of the foreign securities held by each Fund will not be registered with the Commission and the issuers thereof will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Funds and which may not be recoverable by the Funds or their investors.

   The Funds will calculate their net asset values and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Funds' portfolios may be affected by such trading on days when a shareholder has no access to the Funds.

   Investment income received by the Funds from sources within foreign countries may be subject to foreign income taxes withheld at the source. If a Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, the Fund may elect to pass through to its shareholders their proportionate shares of foreign income taxes paid. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Funds' foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

FOREIGN CURRENCY TRANSACTIONS
   Each Fund may engage in foreign currency transactions. The following is a description of these transactions:

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund intends to enter into such forward contracts if it would have more than 15% of the value of its total assets committed to such contracts on a regular or continuous basis. No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Trust's custodian bank will be instructed to pledge liquid assets equal to the value of such contracts. If the value of the securities pledged declines, additional cash or securities will be added so that the pledged amount is not less than the amount of the Fund's commitments with respect to such contracts. Generally, no Fund will enter into a forward contract with a term longer than one year.

   FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   FOREIGN CURRENCY FUTURES TRANSACTIONS. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   REGULATORY RESTRICTIONS. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will maintain in a pledged account any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the value of such contracts.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. No Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS
   Each Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   These Funds may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when such Fund purchases or sells a security, no security is delivered or received by these Funds upon the purchase or sale of a financial futures contract. Initially, these Funds will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   Such Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on that Fund's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of that Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and noninvestment grade debt so long as the asset is liquid, unencumbered and marked to market daily ("liquid assets"), equal to the market value of the futures contract minus a

Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Trust's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualifications as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, a Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market also elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.


EMERGING MARKET SECURITIES
   Each Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World

Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. Each Fund may also invest in securities of: (i) companies in the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.


   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.


   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.


ADDITIONAL RISK FACTORS
   As a result of its investments in foreign securities, each Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time.

   In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a forward contract. A Fund may hold foreign currency in anticipation of purchasing foreign securities. A Fund may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.


                             PERFORMANCE INFORMATION

   The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as the yield of a Class or Fund and as the total return of any Class or Fund.

   Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such Class of Shares of a Fund over periods of 1, 5 and 10 years or up to the life of a Fund, calculated for each Class separately pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are reinvested when paid.

   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Business Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Standard & Poor's 400 MidCap Index ("S&P 400"), Dow Jones Industrial Average, Russell 2000 Index, Russell 2000 Growth Index, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of a Fund's portfolio; or compare a Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   For the New Asia Fund, the average annual total return for the one-year period and since inception September 4, 1996 through July 31, 1999 for Class A Shares was (52.94)% and (4.42)%, respectively, and for Class B Shares was (51.68)% and (5.16)%, respectively. For the Global Small Cap Fund, the average annual total return for the one-year period and since inception September 4, 1996 through July 31, 1999 for Class A Shares was (5.99)% and 6.36%, respectively, and for Class B Shares was (5.22)% and 5.56%, respectively.


   A Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of such Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser and/or Subadviser (throughout this section the "Adviser") places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general, including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Trust. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Trust and its shareholders.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   A high rate of Portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Trust and indirectly by shareholders.

   During the fiscal years ended July 31, 1997, 1998 and 1999, brokerage commissions paid by the Funds totalled $_______, $______ and $______, respectively. In the fiscal year ended July 31, 1999, W.S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix Home Life, received $_____, or .__% of total brokerage commissions paid by the Trust, in fund-related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer. Brokerage commissions of $_____ paid during the fiscal year ended July 31, 1999 were paid on portfolio transactions aggregating $______ executed by brokers who provided research and other statistical and factual information.

                            SERVICES OF THE ADVISERS

   The Trust's investment adviser is Phoenix-Aberdeen International Advisors, LLC (the "Adviser"), which is a Delaware limited liability company formed in 1996 and having a place of business located at One American Row, Hartford, Connecticut 06102. The Adviser is jointly owned and managed by PM Holdings, Inc., a direct subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"), and Aberdeen Fund Managers, Inc., a wholly-owned subsidiary of Aberdeen Asset Management plc. Based upon the diverse range of portfolio holdings contemplated and the expertise available through certain affiliates, the Adviser has engaged Phoenix Investment Counsel, Inc. ("PIC") and Aberdeen Fund Managers, Inc. as subadvisers.

   Phoenix Home Life was founded in 1851 and is in the business of writing individual and group life and health insurance and annuities. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut, 06115. Its affiliate, Phoenix Investment Partners, Ltd. ("PXP"), a New York Stock Exchange traded company, provides various financial advisory services to institutional investors, corporations and individuals through its operating subsidiaries. As of December 31, 1998, PXP, and its advisory subsidiaries, had approximately $__ billion in assets under management. PIC is an indirect subsidiary of PXP and its principal offices are located at 56 Prospect Street, Hartford, Connecticut 06115.

   Aberdeen Asset Management plc was founded in 1983 and through subsidiaries operated from offices in Aberdeen, Scotland; London, England; Singapore and Fort Lauderdale, Florida, provides investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of December 31, 1998, Aberdeen Asset Management plc, and its advisory subsidiaries, had approximately $__ billion in assets under management.

   The investment advisory agreements provide that the Funds will bear all costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust. Such expenses include, but shall not be limited to, all expenses incurred in any public offering of its shares, including among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates (if any) representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Funds and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. If authorized by the Trustees, the Funds shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Funds is a party.

   The Adviser continuously furnishes an investment program for each Fund and manages the investment and reinvestment of the assets of each Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, furnishes to the Funds adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust.

   As compensation for its services to each Fund, the Adviser is entitled to a fee, payable monthly, at an annual rate of 0.85% of the Fund's average daily net assets. For providing cash management and other services to each Fund, as needed, the Adviser pays a monthly fee to PIC equivalent to 0.15% of the average daily net asset value of each Fund. For providing advisory services with respect to the Trust's assets allocated from time to time by the Adviser, the Adviser pays a fee to PIC equivalent to 0.40% of the average daily net asset value of the assets of each Fund so allocated. For implementing certain portfolio transactions and providing research and other services to each Fund, the Adviser also pays a monthly subadvisory fee to Aberdeen Fund Managers, Inc. equivalent to 0.40% of the average daily net asset value of the New Asia Fund and 0.40% of the average daily net asset value of the Global Fund allocated to it by the Adviser for management. Total management fees for the fiscal years ended July 31, 1997, 1998 and 1999 for the New Asia Fund were $105,851, $106,119 and
$84,293, respectively, and for the Global Small Cap Fund were $210,064, $301,367 and $202,386, respectively.

   The Investment Advisory Agreement with the Funds provide that the Adviser will reimburse the Funds for the amount, if any, by which the total operating expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation (which has not been waived) imposed on mutual funds by any state in which shares of the Fund are then qualified for sale. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Funds would take such action necessary to eliminate this expense limitation.

   The investment advisory agreements also provide that each adviser shall not be liable to the Funds or any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of such adviser in the performance of its duties thereunder.

   Provided that it has been approved by a vote of the majority of the outstanding shares of a Fund of the Funds which is subject to its terms and conditions, each agreement continues from year to year with respect to such Fund so long as (1) such continuance is approved at least annually by the Trustees or by a vote of the majority of the outstanding voting securities of such Fund and
(2) the terms and any renewal of the agreements with respect to such Fund have been approved by the vote of a majority of the Trustees who are not parties to the agreement or "interested persons," as that term is defined in the Investment Company Act of 1940, of the Funds or the relevant adviser, of any such party cast in person at a meeting called for the purpose of voting on such approval. On sixty days' written notice and without payment of any penalty the agreements may be terminated as to the Funds or as to a Fund by the Trustees or by the relevant adviser and may be terminated as to a Fund by a vote of the majority of the outstanding voting securities of such Fund. Each agreement automatically terminates upon its assignment (within the meaning of the Investment Company
Act). The Investment Advisory Agreement provides that upon its termination, or at the request of the adviser, the Funds will eliminate all references to "Phoenix" and/or "Phoenix-Aberdeen" from its name, and will not thereafter transact business in a name using the word "Phoenix" or "Phoenix-Aberdeen."

                          SERVICES OF THE ADMINISTRATOR


   Phoenix Investment Partners, Ltd. (the "Administrator") serves as administrator for the Trust. Under the terms of the Administration Agreement, the Administrator will assist in maintaining office facilities, furnish clerical services, office supplies and stationery, prepare and file tax returns of the Trust, monitor the Trust's expense accruals and pay all expenses upon proper authorization from the Trust, monitor the Funds' status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, monitor and make recommendations concerning fidelity bond coverage, monitor compliance with the policies and limitations of the Funds as set forth in the Funds' governing documents, supervise the external audit and tax return preparation by the Trust's auditor, and prepare and/or coordinate all materials for the Board of Trustees' meetings. As compensation, the Administrator receives a fee, computed daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Trust. For the fiscal years ended July 31, 1997, 1998, and 1999 the administration fees for the New Asia Fund were $18,680, $18,882 and $14,812, respectively, and for the Global Small Cap Fund were $42,364, $53,182 and $35,715, respectively.


   The Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by the Trust's Board of Trustees including a majority of the trustees who are not interested persons or by a vote of a majority of the outstanding voting securities of the Trust. The Agreement automatically terminates upon its assignment and may be terminated by either party at any time upon not less than 60 days written notice.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States' national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a Class, plus that Class's distribution fee and any other expenses allocated solely to that Class, are deducted from the proportionate interest of such Class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that Class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in a Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Funds, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that Class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.25% of the Funds' aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Funds' aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased, pursuant to the deferred sales charge alternative, which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two Classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's Fund account (other than those in the subaccount) convert to Class A, an equal pro rata portion of the Class B Share dividends in the subaccount will also convert to Class A Shares.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees;
(10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third-party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; (20) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (20) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURES--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Portfolio eight years after they are purchased. Conversion will be on the basis of the then-prevailing net asset value of Class A and B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                           INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

EXCHANGES
   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund or Series, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same Class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each fund's net asset value per share next computed after the close of business, without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same Class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same Class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer-based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM
   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period, the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when he sold the securities.

REINVESTMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   Each Fund intends to remain qualified as a regulated investment company under certain provisions of the Internal Revenue Code, as amended ("Code"). Under such provisions, the Funds will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Funds generally must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or disposition of securities. If, in any taxable year, each Fund does not qualify as a regulated investment company all of the Funds' taxable income will be taxed to the Funds at corporate rates.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of each Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Funds to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Funds in January of the following year.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding the charge incurred in a acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid of the new shares.

   Distributions by the Funds reduce the net asset value of each Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

   Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Funds backup withholding at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Funds' knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, as the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   Each Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, each Fund my recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a dept security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   The Funds intend to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Funds as taxable income.

   Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

   In order to qualify under Part I of Subchapter M, the Funds may be restricted from certain activities, including (i) writing of options on securities which have been held less than three months, (ii) writing of options which expire in less than three months, and (iii) effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Funds' assets to be invested within various countries is not know. The Funds intend to operate so as to quality for treaty tax benefits where applicable. To the extent that the Funds are liable for foreign income taxes withheld at the source, the Funds may operate so as to meet the requirements of the Code to "pass through" to the Funds' shareholders tax benefits attributable to foreign income taxes paid by the Funds. If more than 50% of the value of the Funds' total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Funds may elect with the IRS to "pass through" to the Funds' shareholders the amount of foreign income taxes paid by the Funds. Pursuant to this election, shareholders will be required to (i) include in gross income, even though not actually received, their respective pro rata share of foreign taxes paid by the Funds; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Funds may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Funds will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Funds if the foreign taxes paid by the Funds will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) of (i) the foreign taxes paid and (ii) the Funds' gross income from foreign sources. Shareholders who are not liable for Federal income taxes will not be affected by such "pass through" of foreign tax credits.

   If the Funds invest in stocks of certain passive foreign investment companies, the Funds may be subject to U.S. Federal income taxation on a portion of the "excess distribution" with respect to, or gain from, the disposition of such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Funds' holding period for the stock. The distribution or gain so allocated to any taxable year of the excess distribution or disposition would be taxed to the Funds at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from ownership of foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Funds' investment company taxable income and, accordingly, would not be taxable to the Funds to the extent distributed by the Funds as a dividend to its shareholder.

   The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the Federal tax treatment discussed herein. Shareholders are advised to consult with their tax advisor or attorney.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   Each Fund will furnish its shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                THE DISTRIBUTOR

   Phoenix Equity Planning Corporation (the "Equity Planning" or "Distributor"), an indirect, less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of PIC, serves as Distributor for the Funds. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1997, 1998 and 1999, purchasers of Fund shares paid aggregate sales charges of $_______, $_________ and $________, respectively, of which the Distributor for the Funds received net commissions of $_______, $________ and $________, respectively, for its services, the balance being paid to dealers. For the fiscal year ended July 31, 1999, the Distributor received net commissions of $3,008 for Class A Shares and deferred sales charges of $89,663 for Class B Shares.

   The Underwriting Agreement may be terminated at any time upon not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Trust, or by vote of a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as described below.

           Amount of
          Transaction           Sales Charge as a percentage   Sales Charge as a percentage         Dealer Discount
       at Offering Price              of Offering Price             of Amount Invested        Percentage of Offering Price
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  3.00                          3.09                           2.75
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                           None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Fund and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Fund through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third-party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. From its own profits and resources, the Distributor intends to pay the following additional compensation to Merrill Lynch, Pierce, Fenner & Smith, Inc.: 0.25% on sales of Class A and B shares, 0.10% on sales of Class A shares sold at net asset value, and 0.10% annually on the average daily net asset value of fund shares on which Merrill Lynch is broker of record and which such shares exceed the amount of assets on which Merrill Lynch is broker of record as of July 1, 1999. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

ADMINISTRATIVE SERVICES
   Equity Planning also acts as financial agent of the Trust and as such performs bookkeeping and pricing functions for the Funds. For services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost of the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

         First $200 million                    .085%
         $200 million to $400 million           .05%
         $400 million to $600 million           .03%
         $600 million to $800 million           .02%
         $800 million to $1 billion            .015%
         Greater than $1 billion              .0125%

   Percentage rates are applied to the aggregate daily net asset values of the Funds. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as financial agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as financial agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Funds are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Trust's fiscal year ended July 31, 1999, Equity Planning received $84,928.

                               DISTRIBUTION PLANS

   The Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each Class of Shares of each Fund of the Trust (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Trust to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each Class of Shares of the Trust and to pay the Distributor for providing shareholder services.

   Pursuant to the Plans, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds for furnishing services to shareholders (the "Service Fee") and will reimburse the Distributor for actual expenses of the Distributor up to 0.75% of the average daily net assets of the Funds' Class B Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the payment of commissions); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds;
(iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Funds.

   From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Funds having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Funds under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Funds. The other Plans, however, do not limit the reimbursement of distribution-related expenses to expenses incurred in specified time periods. If the Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the Plans will cease and the Funds will not be required to make any payments past the date on which each Plan terminates.

   On a quarterly basis, the Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Trust.

   For the fiscal year ended July 31, 1999, the Funds paid Rule 12b-1 Fees in the amount of $______, of which the principal underwriter received $_______, W.S. Griffith & Co., Inc., an affiliate, received $_______ and unaffiliated broker-dealers received $_______. 12b-1 Fees paid by the Funds during last fiscal year were spent on: (1) advertising, $_______; (2) printing and mailing of prospectuses to other than current shareholders, $______; (3) compensation to dealers, $______; (4) compensation to sales personnel, $_______; (5) service costs, $________ and (6) other, $______. The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At December 31, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $________ (equal to ___% of the Fund's net assets) which have been carried over into the present Class B Plan year.

   No interested person of the Fund and no Director who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plans.

   The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform duties imposed on Trustees by the Investment Company Act and Massachusetts business trust law.


                              TRUSTEES AND OFFICERS

   The following table sets forth information concerning the Trustees and executive officers of the Funds, including their principal occupations during the past five years. Unless otherwise noted, the address of each Trustee and executive officer is 56 Prospect Street, Hartford, Connecticut 06115.

                                     Positions Held
Name, Address and Age                With the Trust                                 Principal Occupations
---------------------                --------------                                 ---------------------

Robert Chesek (64)                    Trustee               During the Past 5 Years Trustee/Director (1981-present)
49 Old Post Road                                            and Chairman (1989-1994), Phoenix Funds. Trustee, Phoenix-Aberdeen
Wethersfield, CT 06109                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual
                                                            Funds (1996-present). Vice President, Common Stock, Phoenix Home
                                                            Life Mutual Insurance Company (1980-1994).

                                     Positions Held
Name, Address and Age                With the Trust                                 Principal Occupations
---------------------                --------------                                 ---------------------

E. Virgil Conway (69)                Trustee                Chairman, Metropolitan Transportation Authority (1992-present).
9 Rittenhouse Road                                          Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac Mortgage
                                                            Securities Fund (Advisory Director) (1990-present), Centennial
                                                            Insurance Company (1974-present), Josiah Macy, Jr., Foundation
                                                            (1975-present), The Harlem Youth Development Foundation
                                                            (1987-present) (Chairman, 1998-present), Accuhealth (1994-present),
                                                            Trism, Inc. (1994-present), Realty Foundation of New York
                                                            (1972-present), New York Housing Partnership Development Corp.
                                                            (Chairman) (1981-present) and Academy of Political Science (Vice
                                                            Chairman) (1985-present). Director/Trustee, Phoenix Funds
                                                            (1993-present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present). Director,
                                                            Duff & Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Member, Audit
                                                            Committee of the City of New York (1981-1996). Advisory Director,
                                                            Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund
                                                            Directions (1993-1998). Chairman, Financial Accounting Standards
                                                            Advisory Council (1992-1995).

Harry Dalzell-Payne (69)             Trustee                Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Apartment 29G                                               Mutual Funds (1996-present). Director, Duff & Phelps Utilities
New York, NY 10022                                          Tax-Free Income Inc. and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1995-present). Director, Farragut Mortgage Co., Inc.
                                                            (1991-1994). Formerly a Major General of the British Army.

*Francis E. Jeffries (68)            Trustee                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 6585 Nicholas Blvd.                                        Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps Institutional
 Apt. 1601                                                  Mutual Funds (1996-present). Director, Duff & Phelps Utilities Income
 Naples, FL 33963                                           Inc. (1987-present), Duff & Phelps Utilities Tax-Free Income Inc.
                                                            (1991-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                            Inc. (1993-present). Director, The Empire District Electric Company
                                                            (1984-present). Director (1989-1997), Chairman of the Board
                                                            (1993-1997), President (1989-1993), and Chief Executive Officer
                                                            (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (59)                Trustee                Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                          (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                      Institutional Mutual Funds (1996-present). Director, Equifax Corp.
64 Ross Road                                                (1991-present) and Evergreen International Fund, Inc. (1989-present).
Savannah, GA 30750                                          Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                            Evergreen Tax Free Fund, Master Reserves Tax Free Trust, and Master
                                                            Reserves Trust. President, Morehouse College (1987-1994). Chairman
                                                            and Chief Executive Officer, Keith Ventures (1992-1994).
                                                            Director/Trustee, the National Affiliated Investment
                                                            Companies (until 1993).

                                     Positions Held
Name, Address and Age                With the Trust                                 Principal Occupations
---------------------                --------------                                 ---------------------

*Philip R. McLoughlin (52)           Trustee and President  Chairman (1997-present), Vice Chairman (1995-1997) and Chief
                                                            Executive Officer (1995-present), Phoenix Investment Partners, Ltd.
                                                            Director (1994-present) and Executive Vice President, Investments
                                                            (1988-present), Phoenix Home Life Mutual Insurance Company.
                                                            Director/Trustee and President, Phoenix Funds (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present). Director, Duff & Phelps
                                                            Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1995-present). Director
                                                            (1983-present) and Chairman (1995-present), Phoenix Investment
                                                            Counsel, Inc. Director (1984-present) and President (1990- present),
                                                            Phoenix Equity Planning Corporation. Director (1993-present),
                                                            Chairman (1993-present) and Chief Executive Officer
                                                            (1993-1995), National Securities & Research Corporation. Director,
                                                            Phoenix Realty Group, Inc. (1994-present), Phoenix Realty Advisors,
                                                            Inc. (1987-present), Phoenix Realty Investors, Inc. (1994-present),
                                                            Phoenix Realty Securities, Inc. (1994-present), PXRE Corporation
                                                            (Delaware) (1985-present), and World Trust Fund (1991-present).
                                                            Director and Executive Vice President, Phoenix Life and Annuity
                                                            Company (1996-present). Director and Executive Vice President, PHL
                                                            Variable Insurance Company (1995-present). Director, Phoenix Charter
                                                            Oak Trust Company (1996-present). Director and Vice President, PM
                                                            Holdings, Inc. (1985-present). Director (1992-present) and President
                                                            (1992-1994), W.S. Griffith & Co., Inc. Director (1992-present) and
                                                            President (1992-1994), Townsend Financial Advisers, Inc.
                                                            Director/Trustee, the National Affiliated Investment Companies (until
                                                            1993).

Everett L. Morris (70)               Trustee                Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                              Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, N.J. 07722                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1993-present).

*James M. Oates (52)                 Trustee                Chairman, IBEX Capital Markets LLC (1997-present). Managing Director,
 Managing Director                                          Wydown Group (1994-present). Director, Phoenix Investment Partners,
 The Wydown Group                                           Ltd. (1995-present). Director/Trustee, Phoenix Funds (1987-present).
 IBEX Capital Markets LLC                                   Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 60 State Street                                            Institutional Mutual Funds (1996-present). Director, AIB Govett Funds
 Suite 950                                                  (1991-present), Blue Cross and Blue Shield of New Hampshire
 Boston, MA 02109                                           (1994-present), Investors Financial Service Corporation
                                                            (1995-present), Investors Bank & Trust Corporation (1995-present),
                                                            Plymouth Rubber Co. (1995-present), Stifel Financial (1996-present),
                                                            Command Systems, Inc. (1998-present) and Connecticut River Bancorp
                                                            (1998-present). Vice Chairman, Massachusetts Housing-Partnership
                                                            (1998-present). Member, Chief Executives Organization (1996-present).
                                                            Director (1984-1994), President (1984-1994) and Chief Executive
                                                            Officer (1986-1994), Neworld Bank. Director/Trustee, the National
                                                            Affiliated Investment Companies (until 1993).

                                     Positions Held
Name, Address and Age                With the Trust                                 Principal Occupations
---------------------                --------------                                 ---------------------

*Calvin J. Pedersen (56)             Trustee                Director (1986-present), President (1993-present) and Executive Vice
 Phoenix Investment                                         President (1992-1993), Phoenix Investment Partners, Ltd. Director/
 Partners, Ltd.                                             Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
 55 East Monroe Street                                      Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
 Suite 3600                                                 (1996-present). President and Chief Executive Officer, Duff & Phelps
 Chicago, IL 60603                                          Utilities Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                            Utilities Income Inc. (1994-present) and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)               Trustee                Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
P.O. Box 909                                                Mutual Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                                          (1978-present), Landauer, Inc. (medical services) (1970-present),

                                                            Tech Ops./ Sevcon, Inc. (electronic controllers) (1987-present), and
                                                            Mark IV Industries (diversified manufacturer) (1985-present). Member,
                                                            Directors Advisory Council, Phoenix Home Life Mutual Insurance
                                                            Company (1998-present). Director, Phoenix Home Life Mutual Insurance
                                                            Company (1972-1998) and Key Energy Group (oil rig service)
                                                            (1988-1994).

Richard E. Segerson (52)             Trustee                Managing Director, Northway Management Company (1998-present).
102 Valley Road                                             Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 06840                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional

                                                            Mutual Funds (1996-present). Managing Director, Mullin Associates
                                                            (1993-1998).

Lowell P. Weicker, Jr. (67)          Trustee                Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps Institutional
Greenwich, CT 06830                                         Mutual Funds (1996-present). Director, UST Inc. (1995-present), HPSC
                                                            Inc. (1995-present), and Compuware (1996-present) and Burroughs
                                                            Wellcome Fund (1996-present). Visiting Professor, University of
                                                            Virginia (1997-present). Director, Duty Free International, Inc.
                                                            (1997) . Chairman, Dresing, Lierman, Weicker (1995-1996). Governor of
                                                            the State of Connecticut (1991-1995).

Michael E. Haylon (40)               Executive              Director and Executive Vice President--Investments, Phoenix Investment
                                     Vice                   Partners, Ltd. (1995-present). Executive Vice President, Phoenix
                                     President              Funds (1993-present) and Phoenix-Aberdeen Series Fund (1996-present).
                                                            Executive Vice President (1997-present), Vice President (1996-1997),
                                                            Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                            (1994-present), President (1995-present), Executive Vice President
                                                            (1994-1995), Vice President (1991-1994), Phoenix Investment Counsel,
                                                            Inc. Director, Phoenix Equity Planning Corporation (1995-present).
                                                            Senior Vice President, Securities Investments, Phoenix Home Life
                                                            Mutual Insurance Company (1993-1995). Various other positions with
                                                            Phoenix Home Life Mutual Insurance Company (1990-1993).

John F. Sharry (46)                  Executive              Managing Director, Retail, Phoenix Equity Planning Corporation
                                     Vice                   (1995-present). Executive Vice President, Phoenix Funds and
                                     President              Phoenix-Aberdeen Series Fund (1998-present). Managing Director,
                                                            Director and National Sales Manager (December 1993-November 1995),
                                                            Senior Vice President, Director and National Sales Manager (December
                                                            1992-December 1993), Putnam Funds.

                                     Positions Held
Name, Address and Age                With the Trust                                 Principal Occupations
---------------------                --------------                                 ---------------------

Chong Yoon Chou (30)                 Senior                 Investment Director, Aberdeen Asset Management ( 1994-present).
Aberdeen Asset Management            Vice President
Asia Limited
88A Circular Road
Singapore 049439

Christopher D. Fishwick (37)         Senior                 Investment Director, Aberdeen Asset Managers, LTD (1991-present).
Aberdeen Asset                       Vice                   Director, Phoenix-Aberdeen International Advisors LLC (1996-present).
Managers, LTD                        President
10 Queens Terrace
Aberdeen, Scotland

Vivek Gandhi (29)                    Senior                 Investment Manager, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management            Vice                   (1994-present). Project Finance Officer, Industrial Credit &
Asia Limited                         President              Investment Corporation of India Ltd (1993-1994).
88A Circular Road
Singapore 049439

Peter Hames (37)                     Senior                 European Fund Manager, Aberdeen Asset Managers, Ltd. (1989-1992). Far
Aberdeen Asset Management            Vice                   East Investment Director, Aberdeen Asset Management Asia Limited
Asia Limited                         President              (1992-present).
88A Circular Road
Singapore 049439

Gawaine Lewis (35)                   Senior                 Investment Manager, Aberdeen Fund Managers, Inc. (1995-present).
Aberdeen Fund Managers Inc.          Vice                   Investment Manager, Aberdeen Asset Managers, LTD (1994-1995).
1 Financial Plaza                    President              Portfolio Manager, CIM Fund Managers (1991-1994).
Ft. Lauderdale, FL 33394

Hugh Young (40)                      Senior                 Director, Aberdeen Asset Management Limited (1988-present). Far East
Aberdeen Asset                       Vice                   Investment Director, Aberdeen Asset Management Asia Limited
Management                           President              (1992-present). Managing Director, Aberdeen Asset Management Asia
Asia Limited                                                Limited (1992-present). Director, Phoenix-Aberdeen International
88A Circular Road                                           Advisors LLC (1996-present). Far East Investment Director, Phoenix
Singapore 049439                                            Investment Counsel, Inc. (1996-present). Senior Vice President, The
                                                            Phoenix Edge Series Fund (1996-present). Director, Abtrust
                                                            Asian Smaller Companies Investment Trust plc (1995-present),
                                                            Abtrust New Dawn Investment Trust plc (1989-present), Abtrust New Thai
                                                            Investment Trust plc (1989-present), Abtrust Emerging Asia Investment
                                                            Trust Limited (1990-present), JF Philippine Fund Inc. (1991-present)
                                                            and Apollo Tiger Fund (1994-present).

Shahreza Yusof (26)                  Senior                 Investment Manager, Aberdeen Asset Management Asia Limited
Aberdeen Asset Management            Vice                   (1994-present).
Asia Limited                         President
88A Circular Road
Singapore 049439

Christian C. Bertelsen (55)          Vice                   Managing Director, Value Equities, Phoenix Investment Counsel, Inc.
909 Montgomery St.                   President              (1997-present). Managing Director, National Securities and Research
San Francisco, CA 94133                                     Corporation (1998-present). Vice President, Phoenix Investment Trust
                                                            97 (1997-present), Phoenix-Aberdeen Series Fund (1998-present) and
                                                            The Phoenix Edge Series Fund (1998-present). Senior Vice
                                                            President and Chief Investment Officer, Zurich Kemper (1996-1997). Vice
                                                            President and Portfolio Manager, Zurich Kemper Small Cap Fund and
                                                            Zurich Kemper Contrarian Fund (1996-1997). Senior Vice President, Eagle
                                                            Asset Management (1993-1996). Vice President and Portfolio Manager,
                                                            Heritage Value Fund and Golden Select Variable Annuity Value Trust
                                                            (1995-1996).

                                     Positions Held
Name, Address and Age                With the Trust                                 Principal Occupations
---------------------                --------------                                 ---------------------

William R. Moyer (54)                Vice                   Senior Vice President and Chief Financial Officer, Phoenix Investment
100 Bright Meadow Blvd.              President              Partners, Ltd. (1995-present). Director (1998-present), Senior Vice
P.O. Box 2200                                               President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                                      (1996-present), and Treasurer (1994-1996 and 1998-present), Phoenix

                                                            Equity Planning Corporation. Director (1998-present), Senior Vice
                                                            President (1990-present), Chief Financial Officer (1996-present) and
                                                            Treasurer (1994-present), Phoenix Investment Counsel, Inc. Director
                                                            (1998-present), Senior Vice President, Finance (1993-present), Chief
                                                            Financial Officer (1996-present), and Treasurer (1994-present),
                                                            National Securities & Research Corporation. Senior Vice President and
                                                            Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                            (1996-present). Vice President, Phoenix Funds (1990-present),
                                                            Phoenix-Duff & Phelps Institutional Mutual Funds (1996-present),
                                                            Phoenix-Aberdeen Series Fund (1996-present). Senior Vice President and Chief Financial Officer, W. S. Griffith & Co., Inc. (1992-1995)
                                                            and Townsend Financial Advisers, Inc. (1993-1995). Vice President,
                                                            Investment Products Finance, Phoenix Home Life Mutual Insurance
                                                            Company (1990-1995). Vice President, the National Affiliated
                                                            Investment Companies (until 1993).

Leonard J. Saltiel (44)              Vice                   Managing Director, Operations and Service, (1996-present), Senior
                                     President              Vice President (1994-1996), Phoenix Equity Planning Corporation. Vice
                                                            President, Phoenix Funds (1994-present), Phoenix Duff &
                                                            Phelps Institutional Mutual Funds (1996-present), and Phoenix-Aberdeen
                                                            Series Fund (1996-present). Vice President, National Securities &
                                                            Research Corporation (1994-1996). Vice President, Investment
                                                            Operations, Phoenix Home Life Mutual Insurance Company
                                                            (1994-1995). Various positions with Home Life Insurance Company and Phoenix Home Life Mutual Insurance Company (1987-1994).

Julie L. Sapia (41)                  Vice                   Director, Money Market Trading (1998-present), Head Money Market Trader
                                     President              (1997), Money Market Trader (1995-1997), Phoenix Investment Counsel,
                                                            Inc. Vice President (1997-present), The Phoenix Edge Series Fund,
                                                            Phoenix Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds,
                                                            and Phoenix-Aberdeen Series Fund. Various positions with Phoenix Home
                                                            Life Mutual Insurance Company (1985-1995).

Nancy G. Curtiss (46)                Treasurer              Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                            Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund
                                                            (1996-present). Second Vice President and Treasurer, Fund Accounting,
                                                            Phoenix Home Life Mutual Insurance Company (1994-1995). Various
                                                            positions with Phoenix Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (51)                Secretary              Vice President and General Manager, Phoenix Home Life Mutual Insurance
101 Munson Street                                           Co. (1993-present). Vice President, Mutual Fund Customer Service
Greenfield, MA 01301                                        (1996-present), Vice President, Transfer Agency Operations 1993-1996),
                                                            Phoenix Equity Planning Corporation. Clerk, Phoenix Investment Counsel,
                                                            Inc. (1995-present). Secretary/Clerk, Phoenix Funds (1993-present),
                                                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-present) and
                                                            Phoenix-Aberdeen Series Fund (1996-present).

_______________

* Indicates that the Trustee is an "interested person" of the Fund within the meaning of the definition set forth in Section 2(a)(19) of the 1940 Act.

   For services rendered to the Trust during the fiscal year ended July 31, 1999, the Trustees received an aggregate of $______ from the Trust as Trustees' fees. For services on the Board of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Funds receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the series of the funds within the Fund Complex (which includes the Trust). The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.


   For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                                                 Total
                                                           Pension or                 Estimated              Compensation
                                                           Retirement                  Annual                From Fund and
                                   Aggregate                Benefits                  Benefits               Fund Complex
                                  Compensation           Accrued as Part                Upon                  (14 Funds)
Name                                From Fund           of Fund Expenses             Retirement            Paid to Trustees
----                                ---------           ----------------             ----------            ----------------


Robert Chesek
E. Virgil Conway[dagger]
Harry Dalzell-Payne[dagger]
Francis E. Jeffries
Leroy Keith, Jr.                                              None                      None
Philip R. McLoughlin[dagger]                                 for any                   for any
Everett L. Morris[dagger]                                    Trustee                   Trustee
James M. Oates[dagger]
Calvin J. Pedersen
Herbert Roth, Jr.[dagger]
Richard E. Segerson
Lowell Weicker, Jr.

* This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At September 30, 1999, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $_______, $_______ and $_______, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

[dagger] Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

   As of _____________, the Trustees and officers of the Funds beneficially owned less than 1% of the outstanding shares of the Trust.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of _________ with respect to each person who owns of record or is known by the Trust to own of record or beneficially owns 5% or more of any Class of the Trust's equity securities.

NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES        PERCENT OF CLASS
-------------------                                   --------------               ----------------        ----------------

Phoenix Home Life
Attn Pam Levesque
56 Prospect St                                        Phoenix-Aberdeen New
Hartford CT 06103-2818                                Asia Fund Class A

Prudential Securities Inc. FBO
Spitzer Management
150 E Bridge St                                       Phoenix-Aberdeen New
Elyria OH 44035-5219                                  Asia Fund Class B


NAME OF SHAREHOLDER                                   FUND AND CLASS               NUMBER OF SHARES        PERCENT OF CLASS
-------------------                                   --------------               ----------------        ----------------

Merrill Lynch Pierce
Fenner & Smith
4800 Deer Lake Dr E 3rd Fl                            Phoenix-Aberdeen New
Jacksonville FL 32246-6484                            Asia Fund Class B

Phoenix Home Life
Attn Pam Levesque
56 Prospect St                                        Phoenix-Aberdeen Global
Hartford CT 06103-2818                                Small Cap Fund Class A

Merrill Lynch Pierce
Fenner & Smith
4800 Deer Lake Dr E 3rd Fl                            Phoenix-Aberdeen Global
Jacksonville FL 32246-6484                            Small Cap Fund Class B


                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS
   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, has been selected as the independent accountants for the Trust. PricewaterhouseCoopers LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, serves as custodian of the Trust's assets (the "Custodian"). Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, CT 06082, serves as Transfer Agent for the Funds (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated non-daily dividend shareholder account, plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on July 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements, audited by the Trust's independent accountants, will be sent to shareholders each year.

FINANCIAL STATEMENTS

   The Financial Statements for the Funds' fiscal year ended July 31, 1999, appearing in the Funds' 1999 Annual Report to Shareholders, are incorporated herein by reference.

                          PHOENIX ABERDEEN SERIES FUND

                            PART C--OTHER INFORMATION


ITEM 23.  EXHIBITS:

            a.1    Declaration of Trust of the Registrant filed via Edgar as
                   Exhibit 1.1 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

            a.2    Amendment to Declaration of Trust filed via Edgar as Exhibit
                   1.2 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

            b.2    None

            c.4 Reference is made to Article IV, Section 4.1 of Registrant's Declaration of Trust referred to in Exhibit a.1.

            d.1 Investment Advisory between Registrant and Phoenix-Aberdeen International Advisors, LLC filed via EDGAR as Exhibit 5.1 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

            d.2 Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Phoenix Investment Counsel, Inc. filed via Edgar as Exhibit 5.2 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

            d.3 Sub-Investment Advisory Agreement between Phoenix-Aberdeen International Advisors, LLC and Aberdeen Fund Managers, Inc. filed via Edgar as Exhibit 5.3 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

            e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation, dated November 19, 1997, filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            e.2 Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers, filed via EDGAR as Exhibit 6.2 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            e.3 Form of Supplement to Phoenix Family of Funds Sales Agreement filed via EDGAR as Exhibit 6.3 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            e.4 Form of Financial Institution Sales Contract for the Phoenix Family of Funds filed via EDGAR as Exhibit 6.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            f.     None

            g. Custodian Contract between Registrant and Brown Brothers Harriman & Co. filed via EDGAR as Exhibit 8 with Pre-Effective Amendment No. 1 on August 27, 1996, incorporated herein by reference.

            h.1 Administration Agreement between Registrant and Phoenix Investment Partners Ltd., formerly Phoenix Duff & Phelps Corporation, filed via Edgar as Exhibit 9.1 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

            h.2 Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated December 11, 1996 filed via Edgar as Exhibit 9.2 with Post-Effective Amendment No. 1 on March 31, 1997 and incorporated herein by reference.

            h.3 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation filed via Edgar as
                   Exhibit 9.3 with the Registration Statement on June 24, 1996 and incorporated herein by reference.

            h.4 Sub-Transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            h.5 First Amendment to Financial Agent Agreement dated March 23, 1998 filed via Edgar as Exhibit 9.5 with Post-effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            i. Opinion of Counsel filed via Edgar as Exhibit 10 with Pre-Effective Amendment No. 2 on September 4, 1996 and incorporated herein by reference.

            j.     Consent of Accountants.

            k.     None

            l. Initial Capitalization Agreement filed via Edgar as Exhibit 13 with Pre-Effective Amendment No. 1 on August 27, 1996 and incorporated herein by reference.

            m.1 Class A Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.1 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            m.2 Class B Shares Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, filed via EDGAR as Exhibit 15.2 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            n.     Financial Data Schedule.

            o. Amended and Restated Rule 18f-3 Multi-Class Distribution Plan filed via EDGAR as Exhibit 18 with Post-Effective Amendment No. 2 filed on November 26, 1997 and incorporated herein by reference.

            p.     Powers of Attorney filed via Edgar herewith.*

----------
*Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.


   As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Registrant.


ITEM 25. INDEMNIFICATION.


   Please see Article V of the Registrant's Declaration of Trust (incorporated herein by reference). Registrant's trustees and officers are covered by an Errors and Omissions Policy. The Investment Advisory Agreement Between the Registrant and its Adviser provides in relevant part that, in the absence of willful malfeasance, bad faith, gross negligence or reckless disregard of the obligations or duties under the Investment Advisory Agreement on the part of the Adviser, the Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the Registrant and the investment advisers and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, director, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense or any action, suit or proceeding) is asserted against the Registrant by such trustee, director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


   See "Management of the Fund" in the Prospectus for information regarding the business of the Adviser. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser, reference is made to the Adviser's current Form ADV (SEC File No. 801-52167) filed under the Investment Advisers Act of 1940, incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITER.


   (a) PEPCO also serves as the principal underwriter for the following other investment companies:


        Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix-Goodwin California Tax Exempt Bonds, Inc., Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix-Euclid Funds, Phoenix-Oakhurst Income & Growth Fund, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix-Goodwin Multi-Sector Fixed Income Fund, Inc., Phoenix-Goodwin Multi-Sector Short Term Bond Fund, Phoenix Series Fund, Phoenix-Seneca Funds, Phoenix Strategic Allocation Fund, Inc., Phoenix Strategic Equity Series Fund, Phoenix-Zweig Trust, Phoenix Home Life Variable Universal Life Account, Phoenix Home Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.

   (b) Directors and executive officers of PEPCO are as follows:

NAME AND                                              POSITIONS AND OFFICES                        POSITIONS AND OFFICES
PRINCIPAL ADDRESS                                     WITH DISTRIBUTOR                             WITH REGISTRANT
-----------------                                     ----------------                             ---------------
Michael E. Haylon                                     Director                                     Executive Vice President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin                                  Director and President                       Trustee and President
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

William R. Moyer                                      Director, Senior Vice President,             Vice President
100 Bright Meadow Blvd.                               Chief Financial Officer and Treasurer
P.O. Box 2200
Enfield, CT 06083-2200


John F. Sharry                                        President,                                   Executive Vice President
100 Bright Meadow Blvd.                               Retail Distribution
P.O. Box 2200
Enfield, CT 06083-2200


Leonard J. Saltiel                                    Managing Director,                           None
56 Prospect St.                                       Operations and Service
P.O. Box 150480
Hartford, CT 06115-0480

G. Jeffrey Bohne                                      Vice President,                              Clerk and Secretary
101 Munson St.                                        Mutual Fund
Greenfield, MA 01302-0810                             Customer Service

Nancy G. Curtiss                                      Vice President and Treasurer,                Treasurer
56 Prospect St.                                       Fund Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Thomas N. Steenburg                                   Vice President,                              Assistant Secretary
56 Prospect St.                                       Counsel and Secretary
P.O. Box 150480
Hartford, CT 06115-0480

Jacqueline Porter                                     Assistant Vice President,                    Assistant Treasurer
56 Prospect St.                                       Financial Reporting
P.O. Box 150480
Hartford, CT 06115-0480

   (c) To the best of the Registrant's knowledge, no commissions or other compensation was received by each principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

   All accounts, books and other documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant located at 56 Prospect Street, Hartford, CT 06115, or its investment adviser, Phoenix-Aberdeen International Advisors, LLC. One American Row, Hartford, CT 06102, or the custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109. All such accounts, books and other documents required to be maintained by the principal underwriter will be maintained at Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082.

ITEM 29. MANAGEMENT SERVICES.
   None.

ITEM 33. UNDERTAKINGS.
   None.

                                   SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Hartford and State of Connecticut on the 27th day of September, 1999.


                                                  PHOENIX-ABERDEEN SERIES FUND


ATTEST: /S/ NANCY J. ENGBERG                       BY: /S/ PHILIP R. MCLOUGHLIN
       ---------------------------                    -------------------------
            NANCY J. ENGBERG                               PHILIP R. MCLOUGHLIN
            ASSISTANT SECRETARY                            PRESIDENT

   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 27th day of September, 1999.


                     SIGNATURE                TITLE
                     ---------                -----
                                              Trustee
       ----------------------------
       Robert Chesek*

                                              Trustee
       ----------------------------
       E. Virgil Conway*

       /s/ Nancy G. Curtiss                   Treasurer (principal
       ----------------------------           financial and accounting officer)
       Nancy G. Curtiss

                                              Trustee
       ----------------------------
       Harry Dalzell-Payne*

                                              Trustee
       ----------------------------
       Francis E. Jeffries*

                                              Trustee
       ----------------------------
       Leroy Keith, Jr.*

       /s/ Philip R. McLoughlin               President and Director
       ----------------------------
       Philip R. McLoughlin

                                              Trustee
       ----------------------------
       Everett L. Morris*

                                              Trustee
       ----------------------------
       James M. Oates*

                                              Trustee
       ----------------------------
       Calvin J. Pedersen*

                                              Trustee
       ----------------------------
       Herbert Roth, Jr.*

                                              Trustee
       ----------------------------
       Richard E. Segerson*

                                              Trustee
       ----------------------------
       Lowell P. Weicker, Jr.*

*By /s/ Philip R. McLoughlin
    -------------------------
*   Philip R. McLoughlin pursuant to powers of attorney previously filed.

                                      S-1